UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 25, 2024

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture

On April 25, 2024, Carnival Corporation (the “Company”) closed its previously announced private offering (the “Notes Offering”) of €500 million aggregate principal amount of 5.750% senior unsecured notes due 2030 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of April 25, 2024 (the “Indenture”), among the Company, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee. The Company will use the net proceeds from the Notes Offering, together with cash on hand, to redeem its €500 million 7.625% senior unsecured notes due 2026 (the “2026 Euro Unsecured Notes”). The condition to completion of the redemption of the 2026 Euro Unsecured Notes was satisfied upon closing of the Notes Offering, and the redemption will occur on April 26, 2024.

The Notes will mature on January 15, 2030 unless earlier redeemed or repurchased. Interest on the Notes will accrue from April 25, 2024 and is payable annually in arrears on January 15 of each year, beginning on January 15, 2025, at a rate of 5.750% per year.

The Notes are guaranteed on an unsecured basis by Carnival plc and certain of the Company’s and Carnival plc’s subsidiaries (the “Subsidiary Guarantors”) that also guarantee the Company’s existing first-priority secured indebtedness, certain of its unsecured notes and its convertible notes. In the future, each of the Company’s and Carnival plc’s subsidiaries that becomes an issuer, borrower, obligor or guarantor of certain other indebtedness for borrowed money of the Company, Carnival plc or any Subsidiary Guarantor will be required to guarantee the Notes, subject to certain exceptions.

Prior to October 15, 2029, the Company may redeem the Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make whole” premium and accrued and unpaid interest. On or after October 15, 2029, the Company may redeem the Notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The Indenture contains certain restrictions on liens, mergers, consolidations and transfers of substantially all of the Company’s or Carnival plc’s assets. Additionally, upon the occurrence of specified change of control triggering events, the Company will be required to offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest to the purchase date.

The Indenture sets forth certain events of default after which the Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default after which the Notes become automatically due and payable.

The Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to non-U.S. investors in reliance on Regulation S under the Securities Act. The Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Repricing Amendments

On April 25, 2024, the Company entered into (x) the Repricing Amendment No. 1 (the “2027 Repricing Amendment”) to the Term Loan Agreement dated August 8, 2023 (the “2027 Term Loan Credit Agreement”), among the Company and Carnival Finance, LLC, as borrowers, Carnival plc, as a guarantor, certain other subsidiary guarantors party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and (y) the Repricing Amendment No. 6 (the “2028 Repricing Amendment”, and together with the 2027 Repricing Amendment, the “Repricing Amendments”) to the Term Loan Agreement dated as of June 30, 2020 (the “2028 Term Loan Credit Agreement”), among the Company and Carnival Finance, LLC, as borrowers, Carnival plc, as a guarantor, certain other subsidiary guarantors party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. The 2027

Repricing Amendment reprices approximately $1 billion of first-priority senior secured term loans maturing in 2027 (the “2027 Repriced Loans”) under the 2027 Term Loan Credit Agreement and the 2028 Repricing Amendment reprices approximately $1.75 billion of first-priority senior secured term loans maturing in 2028 (the “2028 Repriced Loans”) under the 2028 Term Loan Credit Agreement Credit Agreement.

The 2027 Repriced Loans and the 2028 Repriced Loans will bear interest at a rate per annum equal to SOFR with a 0.75% floor, plus a margin equal to 2.75%.

J.P. Morgan acted as lead arranger, joint bookrunner and sole global coordinator for the marketing of the 2027 Repriced Loans and the 2028 Repriced Loans.

PJT Partners served as independent financial advisor to Carnival Corporation & plc.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01	Other Events.

On April 25, 2024, the Company issued a press release announcing the closing of the Notes Offering and the entry into the Repricing Amendments. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein. Neither this current report nor the press release constitutes a notice of redemption with respect to the 2026 Euro Unsecured Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Carnival Corporation and Carnival plc dated April 25, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: April 25, 2024		Date: April 25, 2024